UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11, 2015

CITIZENS FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	01-13222	23-2265045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

15 South Main Street, Mansfield, Pennsylvania 16933
(Address of principal executive offices, including zip code)

(570) 662-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 11, 2015, Citizens Financial Services, Inc. (“Citizens”), the holding company for First Citizens Community Bank (“FCCB”), filed a Current Report on Form 8-K (the “Initial Report”) to report the completion of the merger of The First National Bank of Fredericksburg (“FNB”) with and into FCCB effective December 11, 2015.  This Form 8-K/A hereby amends the Initial Report so as to file the historical financial statements of FNB and the pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01.                      Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

FNB’s audited financial statements as of December 31, 2014 and 2013 and the related statements of income, comprehensive income (loss), changes in stockholders’ equity, and cash flows for the years then ended, and the report of the independent auditor thereon, are incorporated herein by reference to Citizens’ Registration Statement on Form S-4 (SEC File No. 333-206807).

FNB’s unaudited financial statements as of June 30, 2015 and December 31, 2014 and the related statements of income, comprehensive income (loss), changes in stockholders’ equity, and cash flows for the six months ended June 30, 2015 and 2014 are incorporated herein by reference to Citizens’ Registration Statement on Form S-4 (SEC File No. 333-206807).

FNB’s unaudited financial statements as of September 30, 2015 and December 31, 2014 and the related consolidated statements of income, comprehensive income (loss), changes in stockholders’ equity, and cash flows for the nine months ended September 30, 2015 and 2014 are incorporated herein by reference to Exhibit 99.1 of this Form 8-K/A.

(b) Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) is incorporated herein by reference to Exhibit 99.2 of this Form 8-K/A.

(c) Shell Company Transactions

Not applicable.

(d) Exhibits

99.1	FNB’s Unaudited Financial Statements

99.2	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.

Date: January 27, 2016	By:	/s/ Randall E. Black
Randall E. Black
President and Chief Executive Officer